UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) : March 22, 1999


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                              TERA COMPUTER COMPANY
             (Exact name of registrant as specified in its charter)

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            Washington                    0-26820            93-0962605
   (State or other jurisdiction of      (Commission       (I.R.S. Employer
    incorporation or organization)      File Number)     Identification No.)


                        411 First Avenue South, Suite 600
                             Seattle, WA 98104-2860
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (206) 701-2000 Registrant's facsimile number, including area code: (206) 701-2500


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Item  5.  Other Events

     In September 1998, we raised an aggregate of $6,000,000, less expenses, through the negotiated private sale of 600,000 shares of our common stock and the issuance of warrants to purchase 121,008 shares of common stock to two institutional investors, Advantage Fund II Ltd. and Koch Industries, Inc. (the "September Private Placement"). In December, 1998, we raised an aggregate of $2,000,000, less expenses, through the negotiated private sale of 200,000 shares of our common stock and the issuance of warrants to purchase 40,336 shares of common stock to Koch and Genesee Fund Limited - Portfolio B, an affiliate of Advantage (the "December Private Placement" and, collectively with the September Private Placement, the "Private Placements"). The terms and conditions of the Private Placements were substantially similar, and were described in our Quarterly Report on Form 10-Q for the period ended September 30, 1998 (for the September Private Placement) and our Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 23, 1998 (for the December Private Placement).

     On March 22, 1999, Advantage, Genesee, Koch, and we amended the terms of the transaction documents for the Private Placements (the "March Amendment"). We summarize below the material rights of Advantage, Genesee, and Koch (collectively, the "investors") under the transaction documents for the Private Placements, as modified by the March Amendment.

     1. Warrants

     The warrants issued in the Private Placements initially were exercisable for five years at $10.04 per share, subject to adjustment for stock splits, stock dividends, reorganizations and other customary antidilution events. Pursuant to the March Amendment, we amended the exercise price of the warrants to $6.00 per share. The exercise price does not adjust for changes in market price or other performance criteria. The warrants contain provisions that permit "cashless exercises" pursuant to which, at the time of exercise, the exercising holders may surrender to us a number of underlying shares of Common Stock having a market value equal to the aggregate exercise price of the warrants being exercised, reducing the total number of shares to be issued by us upon exercise.

     In consideration for certain covenants made by Advantage and Genesee in the Market Sales Agreement described under "Trading Restrictions" below, we also have agreed to reduce the exercise price of the following warrants to $6.00 per share:

     - warrants, dated December 23, 1997, for 87,500 shares of common stock issued to Advantage, and for 37,500 shares of common stock issued to Genesee, each with an initial exercise price of $19.04 per share; and

     - warrants, dated June 30, 1998, for 50,000 shares of common stock issued to each of Advantage and Genesee with an initial exercise price of $15.00 per share.

     2. Tera's Obligation to Issue Additional Warrants to the Investors

     Pursuant to the subscription agreements for the Private Placements, as amended by the March Agreement, we are required to issue "adjustment" warrants to purchase additional shares of common stock at an exercise price of $.01 per share to the investors if the market price of our common stock is less than specified target values (initially, $6.50 for one-half of the shares issued in the Private Placements (the "Pool A Shares"), and $12.00 for the other half of the shares issued in the Private Placements (the "Pool B Shares")) on certain "measurement dates." The purpose of this "adjustment" provision is to provide a definite market value to the investors with respect to the shares of common stock that they continue to hold through

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September 30, 2001. The provision also was intended to reduce the incentive for the investors to sell their shares if the market price of the common stock were to fall below the initial target values of $6.50 and $12.00 per share.

     Pursuant to the March Agreement, we agreed that February 22, 1999 would be the first measurement date with respect to the Pool A Shares, and have issued adjustment warrants to purchase an aggregate of 536,585 shares of common stock to the investors (the "February Adjustment Warrants").

     The next measurement date will be on May 22, 1999. The initial target value with respect to the Pool A Shares and shares issuable upon exercise of the February Adjustment Warrants is $6.50, and the initial target value with respect to the Pool B Shares is $12.00. Assuming that the investors continue to hold all of the 800,000 shares issued to them in the Private Placements and all of the February Adjustment Warrants, the number of warrants to purchase additional shares that would be issued to the investors on that date is illustrated below:

                Market Price of                   Number of
                 Common Stock                 Warrants Issuable

                    $12.00                          - 0 -
                    $10.00                          80,000
                     $8.00                         200,000
                     $6.00                         478,048
                     $4.00                        1,385,365

     Subsequent measurement dates are every three months thereafter through September 30, 2001. The target value for subsequent measurement dates will be:

     (i) With respect to (a) the Pool A Shares, (b) the shares issuable upon exercise of the February Adjustment Warrants, and (c) the shares issuable upon exercise of any additional adjustment warrants issued on the Pool A Shares and the February Adjustment Warrants, the lower of $6.50 or the lowest adjustment price for any measurement date subsequent to February 22, 1999; and

     (ii) With respect to (a) the other 400,000 shares of common stock issued in the Private Placements (the "Pool B Shares") and (b) the shares issuable upon exercise of any adjustment warrants previously issued on the Pool B Shares, the lower of $12.00 or the lowest adjustment price for any measurement date subsequent to February 22, 1999.

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     The adjustment provisions described above will operate similarly for measurement dates after May 22, 1999, although if the market price is less than the applicable target value on such measurement dates, then the number of shares to be issued will be increased by 1.25%, which reflects a negotiated issuance premium. Assuming that the market price of the common stock on May 22, 1999 was $8.00 per share and the investors continue to hold all of the Pool A Shares and Pool B Shares, the February Adjustment Warrants, and the adjustment warrants to purchase an additional 200,000 shares assumed to be issued on May 22, 1999, we would issue warrants to acquire additional shares on August 22, 1999 (the third measurement date) as follows:

                Market Price of                   Number of
                 Common Stock                 Warrants Issuable

                    $12.00                          - 0 -
                    $10.00                          - 0 -
                     $8.00                          - 0 -
                     $6.00                         300,731
                     $4.00                        1,219,390

     The adjustment mechanism described above would apply only to the shares that such investor continues to hold on the applicable measurement date. To the extent that an investor sells any of its shares, the investor would lose the right to receive additional adjustment warrants with respect to such shares. The market price used to determine whether we are obligated to issue additional warrants to the investors on any measurement date is subject to reduction under certain conditions, principally involving failure by us to keep a registration statement available for use by the investors for resales of their shares.

     Notwithstanding our obligation to issue adjustment warrants to the investors as described above, the terms of the adjustment warrants prohibit investors from exercising such warrants if the issuance of common stock upon such exercise would cause the exercising investor to beneficially own more than 4.9% of our outstanding common stock. Any investor who becomes subject to this limitation may continue exercising warrants after selling a sufficient number of shares to permit the exercise and issuance of "replacement" shares up to the 4.9% beneficial ownership limit.

     3. Tera's Obligation to Repurchase the Investors' Common Stock

     We may be required to repurchase the shares of common stock issued to the investors in the Private Placements, the shares of common stock issued upon exercise of the warrants issued to the investors in the Private Placements, and the shares issued upon exercise of the "adjustment warrants" issued to the investors in accordance with the adjustment provisions described above. This repurchase obligation would be triggered by any of the following "Repurchase Events," provided that such event was within our sole control:

     A. There is no reported closing bid price for our common stock for a period of five consecutive trading days on the Nasdaq National Market System, the Nasdaq SmallCap Market or any national securities exchange.

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     B. Our common stock ceases to listed for trading on the Nasdaq National
Market, the Nasdaq SmallCap Market, the New York Stock Exchange, or the American Stock Exchange.

     C. Any holder of common stock is unable for 30 or more days (whether or not consecutive) to sell such holder's shares of common stock pursuant to the above-referenced registration statement for any reason on each of the 30 days, other than during certain excluded periods.

     D. We fail or default in the timely performance of any material obligation to the investors under the terms of the subscription agreement and other agreements between the investors and ourselves, provided that the default is not cured prior to the delivery of an investor's demand for repurchase.

     E. We have a merger or consolidation pursuant to which either (a) the shareholders prior to the transaction do not collectively own at least 51% of the outstanding voting securities of the surviving corporation immediately after the merger, a "change of control," or (b) the common stock of the surviving corporation is not listed for trading on the Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange or the American Stock Exchange.

     If a Repurchase Event were to occur and an investor delivered a written request that we repurchase such investor's shares, then, except as described below, we would be required to purchase the shares of common stock specified in the written request at the greater of (a) the average closing price of the common stock for the five trading days immediately prior to the repurchase or
(b) the most recent "adjustment price."

     If, however, the Repurchase Event was caused by circumstances that were not solely within our control, then our management could elect, in its sole discretion, not to repurchase the shares of common stock, and the investor would be bound by that election. In order to make such election, we would be required to provide support from a nationally recognized accounting firm confirming that the Repurchase Event was caused by events not within our sole control, as such term is then defined under generally accepted accounting principles and SEC Regulation S-X.

     Thus, for example, if our common stock were delisted from the Nasdaq National Market (and assuming that it was not listed on the Nasdaq SmallCap Market or a national securities exchange) because we failed to have a proper audit committee, hold a required shareholders' meeting, or failed to satisfy other Nasdaq corporate governance rules, and assuming that we failed to cure such non-conformity, then we would have an obligation to repurchase a holder's common stock because such Repurchase Event would be considered within our sole control. If, however, the common stock were delisted due to market price declines, such an event would not be within our sole control, and we could elect not to repurchase any shares tendered to us for repurchase. If we elected not to repurchase a holder's shares, we would be required to issue additional shares of common stock, at a rate equal to six percent of the common stock then held by the investor delivering the request for repurchase, for each 30 days that the Repurchase Event continued.

     We believe that it is very unlikely that we will be required to repurchase the shares of Common Stock issued to the investors.

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     4. Trading Restrictions

     The subscription agreements pursuant to which we issued the common stock and warrants in the Private Placements impose certain trading restrictions on the investors. Provided that we are in material compliance with our obligations to the investors under the transaction documents, the investors will not engage in short sales or other hedging transactions relating to the common stock during the 18 trading days prior to any measurement date unless and only while the then highest current bid price of the common stock is greater than 125% of the then applicable lowest adjustment price for any prior measurement date. In addition, any short sales or other hedging transactions may only be effected at or above the last reported sale price of the common stock in accordance with Rule 10a-1 under the Securities Exchange Act, and in any case such transactions will not create any daily low sales prices for the common stock. These limitations do not apply to short sale or other hedging transactions involving the number of shares of common stock issuable upon conversion of such number of shares of the Company's Series B Convertible Preferred Stock as to which Advantage or Genesee has submitted a "conversion notice" to the Company.

     On March 22, 1999, Advantage and Genesee agreed to limit their sales of the Company's common stock on the public market to no more than 5,000 shares per day, in the aggregate, through May 31, 1999. This limitation will not apply if and as long as the bid price for the common stock exceeds $13.00 per share.

     5. Registration Statement

     We expect to file an amendment to the Registration Statement on Form S-3, No. 333-67885, with the Securities and Exchange Commission by March 26, 1999, covering the resale of the shares of common stock issued to the investors in the Private Placements, the shares of common stock issuable upon exercise of the warrants issued to the investors in the Private Placements, and the shares of common stock issuable upon exercise of the February Adjustment Warrants.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       TERA COMPUTER COMPANY


                                       By: KENNETH W. JOHNSON
                                           -------------------------------------
                                           Kenneth W. Johnson
                                           Chief Financial Officer

March 25, 1999

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